Exhibit 10.5

AMENDMENT NO. 3 TO

MANAGEMENT SERVICES AGREEMENT

This Amendment dated as of June 22, 2026, (the “Amendment”), is by and between DiamiR Biosciences Corp. a Delaware, U.S., incorporated company (the “Service Provider”) and Aptorum Therapeutics Limited (“Aptorum Therapeutics,” a Cayman Islands exempted company with limited liability, Service Provider and Aptorum Therapeutics, each a “Party” and collectively, the “Parties”).

BACKGROUND

WHEREAS, the Parties entered into that certain Management Services Agreement dated July 14, 2025 (as amended, the “MSA”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the MSA.

WHEREAS, the Parties seek to extend the term of the MSA;

WHEREAS, this Amendment constitutes a written agreement signed by the necessary parties in order to effectuate the amendments to the MSA specified below.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

1.	Section 4.01 Term of the MSA is amended as follows:

“The Agreement shall commence on the date hereof and shall continue until the earlier (i) the closing of the transaction(s) contemplated by the Definitive Agreements; or (ii) July 31, 2026.”

2.	Except as herein above amended, the terms and provisions of the Agreement shall remain in full force and effect.

3.	This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

4.	This Amendment shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of each of the parties hereto.

[Signature Page Follows]

DIAMIR BIOSCIENCES CORP.

By:	/s/ Alidad Mireskandari
Print Name:	Alidad Mireskandari
Title:	Chief Executive Officer

APTORUM THERAPEUTICS LIMITED

By:	/s/ Ian Huen
Name:	Ian Huen
Title:	Chief Executive Officer